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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K




                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                         Date of Report: June 10, 1998
                       (Date of earliest event reported)


                               KOO KOO ROO, INC.
            (exact name of registrant as specified in its charter)


          DELAWARE              COMMISSION FILE:            22-3132583
(State or other jurisdiction        0-19548              (I.R.S. Employer
     of incorporation or                                Identification No.)
        organization)




                         11075 SANTA MONICA BOULEVARD
                                   SUITE 225
                        LOS ANGELES, CALIFORNIA  90025
         (Address of Principal executive offices, including zip code)



                                (310) 479-2080
             (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

     (a) On June 10, 1998, Koo Koo Roo, Inc. (the "Company") disseminated a press release, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by this reference. The press release announced that the Company had entered into a definitive merger agreement with Family Restaurants, Inc.

                                 *  *  *  *  *

                                       2
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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.


EXHIBIT
  NO.                               DESCRIPTION
-------                             -----------

99.1                 Press Release dated June 10, 1998

                                       3
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                               KOO KOO ROO, INC.



Date: June 10, 1998            By /s/ Ronald Garber
                                  ------------------------------
                                  Name:  Ronald D. Garber
                                  Title: Secretary

                                       4
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                                 EXHIBIT INDEX


                                                       SEQUENTIALLY
EXHIBIT                                                  NUMBERED
  NO.                  DESCRIPTION                         PAGE
-------                -----------                     ------------
 99.1                  Press Release dated
                       June 10, 1998

                                      II-1